UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 15, 2011

GRAHAM PACKAGING HOLDINGS COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	23-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on June 17, 2011, Graham Packaging Company Inc. (“Graham Packaging”), the parent company of the registrant, Reynolds Group Holdings Limited (“Reynolds”) and Bucephalas Acquisition Corp., an indirect wholly-owned subsidiary of Reynolds (“Merger Sub”) entered into an Agreement and Plan of Merger and an amendment thereto (as amended, the “Merger Agreement”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Graham Packaging, with Graham Packaging continuing as the surviving corporation and an indirect wholly-owned subsidiary of Reynolds (the “Merger”).

Also as previously disclosed, in connection with the Merger, the registrant, Graham Packaging Holdings Company (“Holdings”) entered into an Agreement and Plan of Merger (the “Original Holdings Merger Agreement”), dated June 17, 2011, among Holdings, Graham Packaging and BCP/Graham Holdings L.L.C. (“BCP”), pursuant to which Holdings would merge with and into Graham Packaging immediately prior to or contemporaneously with the effective time of the Merger and the equity holders of Holdings (other than Graham Packaging and BCP) would receive the same cash consideration as is payable in the Merger.

On July 15, 2011, the Original Holdings Merger Agreement was amended and restated in its entirety. Under the terms of the Amended and Restated Agreement and Plan of Merger (the “Amended Holdings Merger Agreement”), among Holdings, Graham Packaging, BCP and GPC Merger LLC, a newly formed indirect wholly-owned subsidiary of Graham Packaging, GPC Merger LLC will merge with and into Holdings, with Holdings surviving the merger, immediately prior to or contemporaneously with the effective time of the Merger and the equity holders of Holdings (other than Graham Packaging and BCP) will receive the same cash consideration as is payable in the Merger.

The foregoing description of the Amended Holdings Merger Agreement is included herein to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Amended Holdings Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Graham Packaging has disclosed today the information provided below in connection with a notes offering by entities affiliated with Reynolds pursuant to Rule 144A and Regulation S under the Securities Act of 1933 to repay certain Graham Packaging indebtedness and to pay related fees and expenses.

Although Graham Packaging’s financial statements for the quarter ended June 30, 2011 are not yet complete, certain preliminary estimated financial information and operating data underlying its results of operations are available. The following preliminary estimated financial information and operating data included in this Current Report on Form 8-K have been prepared by, and is the responsibility of, Graham Packaging’s management, and does not represent a comprehensive statement of the financial results for Graham Packaging for the quarter ended June 30, 2011. Deloitte & Touche LLP, Graham Packaging’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary estimated financial information and operating data. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto. The final financial results for the quarter ended June 30, 2011 may vary from Graham Packaging’s expectations and may be materially different from the preliminary estimated financial information and operating data provided below as the quarterly financial statement close process is not complete and additional developments and adjustments may arise between now and the time the financial results for this period are finalized. Accordingly, you should not place undue reliance on the following financial information and operating data.

	Three Months Ended June 30,
	2010	2011
	(U.S. GAAP) (In $ millions)
Revenue	$653	$816-826
Adjusted EBITDA (1)	$134	$152-157

Graham Packaging believes that the projected increase in revenue for the three months ended June 30, 2011, compared with the three months ended June 30, 2010, is primarily due to the impact of the acquisition of Liquid Container Inc., Liquid Container L.P., CPG-Holdings, Inc. and WCK-L Holdings, Inc. (collectively, the “Liquid Entities”) along with higher resin costs which are passed through to customers.

Graham Packaging believes that the estimated increase in Adjusted EBITDA for the three months ended June 30, 2011, compared with the three months ended June 30, 2010, is primarily due to the impact of the acquisition of the Liquid Entities.

(1) Adjusted EBITDA

	Three Months Ended June 30,
	2010	2011
	(U.S. GAAP) (In $ millions)
Net income (loss)	$38	$(21)-(18)
Interest expense, net	42	53
Income tax expense	7	11-13
Depreciation and amortization	39	52

EBITDA	$126	$95-100
Asset impairment charges	1	1
Increase in income tax receivable obligations	4	3
Acquisition and integration expenses	1	0
Transaction related costs(i)	0	47
Other non-cash charges	1	0
Reorganization and other costs(ii)	1	6

Adjusted EBITDA	$134	$152-157

(i)	Represents fees to terminate Graham Packaging’s merger agreement with Silgan Holdings Inc. and legal, accounting and other professional fees related to such terminated merger.
(ii)	Represents costs for plant closures, employee severance, and other costs as defined in Graham Packaging’s credit agreement.

As provided in General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Merger, Graham Packaging will prepare a definitive information statement for the stockholders of Graham Packaging to be filed with the SEC, and will mail the definitive information statement to its stockholders and may file other documents regarding the proposed transaction with the SEC as well. Graham Packaging urges investors and stockholders to read the definitive information statement when it becomes available, as well as other documents filed with the SEC, because they will contain important information. Investors and stockholders will be able to obtain, without charge, a copy of the information statement and other documents at the SEC’s web site, http://www.sec.gov or from Graham Packaging by directing a request by mail or telephone to Graham Packaging at 2401 Pleasant Valley Road, York, PA 17402, Attention: Investor Relations, (717) 771-3220.

FORWARD LOOKING STATEMENTS

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the registrant assumes no obligation to update the information included in this report. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the registrant’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the registrant’s control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, specific factors discussed herein and in other releases and public filings made by Graham Packaging (including its filings with the Securities and Exchange Commission). Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, the registrant also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

Exhibit 2.1	Agreement and Plan of Merger, dated as of July 15, 2011, among Graham Packaging Company Inc., Graham Packaging Holdings Company, BCP/Graham Holdings L.L.C. and GPC Merger LLC.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

GRAHAM PACKAGING HOLDINGS COMPANY

Date: July 19, 2011	By:	/s/ David W. Bullock
	Name:	David W. Bullock
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 2.1	Agreement and Plan of Merger, dated as of July 15, 2011, among Graham Packaging Company Inc., Graham Packaging Holdings Company, BCP/Graham Holdings L.L.C. and GPC Merger LLC.